Exhibit 99.1

BYLAWS
UNITED FIRE & CASUALTY COMPANY
ARTICLE I
STOCKHOLDERS

Section 1.	ANNUAL MEETING
The annual meeting of the stockholders of this Corporation, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held on the third Wednesday in the month of May of each year, provided the Board of Directors of the Corporation may fix some other date which is within thirty (30) days before or after said date. If the day designated above or fixed by the Board of Directors is a legal holiday, the meeting shall be held on the following business day. The hour of the meeting shall be fixed by the Chairman of the Board of Directors. All meetings shall be held at the office of the Corporation in Cedar Rapids, Iowa.

Section 2.	QUORUM
At any meeting of the stockholders of this Corporation a majority of the common stock outstanding, represented in person or by written proxy, shall constitute a quorum for the transaction of business.

Section 3.	ADJOURNMENT
If less than a quorum is in attendance at any meeting, the meeting may be adjourned by a majority in interest of the stockholders present, in person or by proxy, from time to time without further notice other than by announcement at the meeting, until the holders of the amount of stock necessary to constitute a quorum attend.

Section 4.	VOTING
Each stockholder shall be entitled to one vote for each share of stock registered in the stockholder's name at any annual or special meeting of the stockholders of the Corporation upon all matters of business, including the election of directors (except as specially provided for minority representation), which vote may be exercised in person or by written proxy for each share of stock held by such stockholder. All proxies shall be filed with the Transfer Agent at least two days prior to the meeting for which said proxy is given.

Section 5.	SPECIAL MEETINGS
The Chairman may call a special meeting of the stockholders at any time upon giving notice as hereinafter provided. Special meetings of the stockholders shall be called by the Chairman at any time upon the written request of stockholders representing fifty-one percent (51%) of the total stock outstanding and, in the event of the failure or refusal of the Chairman to issue a call upon such request, the stockholders representing fifty-one percent (51%) of the total stock outstanding may join in issuing a call to the stockholders for a special meeting.

Section 6.	NOTICE
All calls or requests for regular or special stockholders' meetings shall state what business is to be presented at the meeting, shall be in writing and shall be made by the Chairman or under the signature of the owners of the fifty-one percent (51%) of the total stock outstanding, giving not less than ten (10) days or more than sixty (60) days written notice in person or by United States Mail addressed to the stockholders of record, which notice shall be considered given when addressed and mailed to the address of the person, firm or corporation as shown by the records of the Corporation.

Section 7.	ORDER OF BUSINESS
The following order of business shall be observed at all annual and special meetings of the stockholders so far as practicable, viz: calling the roll; reading; correction and approval of minutes of the previous meeting; election of directors; report of officers; unfinished business; new business; adjournment.

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ARTICLE II
DIRECTORS

Section 1.	NUMBER AND CLASSES
The business of this Corporation shall be managed and controlled by a Board of Directors consisting of not less than nine (9), nor more than fifteen (15), the number of which shall be fixed by the Board of Directors and notice thereof given the stockholders at least fifteen (15) days prior to the meeting at which the election is to be held. The Board of Directors shall be divided into classes to be designated Class A, Class B and Class C, respectively. After the first election by classes, each class shall be elected for a term of three years. Only the class whose term expired in the year of election shall be elected at the stockholders meeting of that year unless the Board of Directors shall otherwise provide. If the Board of Directors fails to fix the number of directors which shall comprise the Board of Directors for the ensuing year or fails to give the notice herein prescribed to the stockholders, then the number of directors of the class to be elected at the annual meeting shall be the same as the number elected at the last prior election of such class, subject to change by the Board of Directors in the event minority nominations are made.

Section 2.	CHAIRMAN AND VICE CHAIRMAN
The Board of Directors shall elect a director to serve as Chairman and a director to serve as Vice Chairman. The Chairman and Vice Chairman shall serve by the will of the Board of Directors and be subject to removal by the Board of Directors at its pleasure. The Chairman and the Vice Chairman shall have such powers, perform such duties, and be entitled to such compensation as may be prescribed and authorized by the Board of Directors. The Chairman shall preside at all meetings of the shareholders and the Board of Directors. The Vice Chairman, in the absence of the Chairman, shall preside at all meetings of the directors and all meetings of the stockholders.

Section 3.	PROPORTIONATE REPRESENTATION
The holder or holders, jointly or severally, of not less than one-fifth but less than a majority of the shares of the common Stock of the Corporation shall be entitled to nominate directors for election at the annual stockholders' meeting. In the event such nomination is made, the number of directors which the minority stockholders shall be entitled to elect shall be that proportion of the total number of directors (to the extent such number is divisible) which the number of shares held by the persons making such nomination bears to the whole number of shares issued; provided, the holder or holders of the minority shares of stock shall not be entitled to elect more than one-fifth (disregarding fractions) of the total number of directors to be elected for each one-fifth of the entire capital stock of such Corporation so held by them; and provided further that this section shall not be construed to prevent holders of a majority of the stock of the Corporation from electing the majority of the directors. If the term of any director previously elected by minority stockholders does not expire at the time of an election, the number of directors which the minority would otherwise be entitled to nominate at such election shall be reduced by the number of majority directors whose terms do not expire.
If, at any meeting of stockholders at which members of the Board of Directors are to be elected, minority shareholders hold the number of shares requisite under the Articles and Bylaws to make nominations, the meeting shall be recessed to enable the Board of Directors to change the previously fixed number of directors to be elected at the meeting, if the Board of Directors deems such a change necessary to accommodate the right of majority and minority representation on the Board of Directors.
No stockholder who has voted with the majority for the election of directors at such meeting or who has given an unrevoked proxy pursuant to a solicitation by management, which has obtained a majority of stockholder proxies, shall be regarded as a minority stockholder for purposes of such election and no stockholder who has been recognized as a minority stockholder for the purpose of one minority nomination shall be recognized for purpose of another nomination at the same election.
In case nominations are made by the requisite number of minority stockholders, the Board of Directors shall assign the minority stockholders' nominees to the classes which to it deems most appropriate to carry out the representative elective process as set forth in the Articles and these Bylaws.

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Section 4.	MEETINGS
The Board of Directors shall meet at the office of the Corporation, in the City of Cedar Rapids, Iowa, on the third Wednesday in the month of May of each year, unless such day be a legal holiday, in which case the meeting shall be held on the day following, immediately following the annual meeting of the stockholders. Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.
Special meetings of the Board of Directors shall be held at the call of the Chairman, the Vice Chairman, the President in the absence of the Chairman and Vice Chairman, or the Secretary on the written request of any two directors (a) by giving at least two (2) days written notice thereof by ordinary mail to the last known address of each director or (b) by giving notice by telephone, facsimile or other electronic transmission not less than twenty-four (24) hours before the meeting.

Section 5.	QUORUM
A majority of the directors shall constitute a quorum at any regular or special meeting. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained and no further notice thereof need be given other than by announcement at said meeting which shall be so adjourned.

Section 6.	QUALIFICATIONS: VACANCIES
Every director shall be a stockholder and if any director shall sell or transfer all of the stockholder's stock in this Corporation so that the director is no longer a stockholder of the Corporation, such director shall at once cease to be a director. Any member elected to the Board of Directors for the first time on or after August 12, 1988 shall submit his or her resignation not later than the February after said member attains age 72, to take effect not later than the following annual meeting. The Board of Directors may fill all vacancies occurring in its membership between annual meetings of the stockholders or until such time as a successor is duly elected and qualified.

Section 7.	POWERS: EXECUTIVE COMMITTEE
The Board of Directors may adopt, alter or repeal the Bylaws of the Corporation and may generally do any act or thing deemed necessary for the conduct and management of the business of the Corporation, subject only to the limitation imposed by law or the Articles of Incorporation, and including the election of an Executive Committee. The Board of Directors may vest said Executive Committee with the right to exercise any or all of the power to adopt, amend or alter Bylaws or fill vacancies on the Board of Directors or Officers.

Section 8.	COMPENSATION
Compensation of directors, with the exception of the Chairman, shall be determined by the Board of Directors. The basis of such compensation shall be an annual stipend plus a fixed amount for attendance at each directors meeting. With the exception of the annual stipend, no compensation shall be allowed or paid to any director not in attendance at any meeting. No director shall receive a fee for services as such if such director draws a salary from the Corporation as an officer or employee. Other directors qualified to render special advisory services to the Corporation shall be paid such fees as shall be determined by the Board of Directors.
Compensation of the Chairman, including the awarding of any bonus and the amount thereof, shall be determined by the Compensation Committee.
ARTICLE III
OFFICERS

Section 1.	NUMBER
The Board of Directors shall elect a President, one or more Vice Presidents, one or more Secretaries, a Treasurer, and such other officers as it may deem advisable to appoint or elect. Any person may hold one or more offices at the same time. All of the said officers shall hold their offices by the will of the Board of Directors and be subject to removal by the Board of Directors at its pleasure. No officer of the Corporation need be a stockholder of the Corporation, except pursuant to such guidelines as the Board of Directors may establish from time to time. The

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officers elected by the Board of Directors shall have such powers, perform such duties and shall be entitled to such compensation as may be prescribed by the Board of Directors.

Section 2.	PRESIDENT
The President, in the absence of the Chairman and Vice Chairman, shall preside at all meetings of the directors and all meetings of the stockholders and will have general management and control of the business and affairs of the Corporation while the directors and/or committees are not in session. The President shall exercise the general supervision of the Corporation and is authorized to perform all ordinary business transactions of the Corporation, including the authority to appoint and discharge employees and agents of the Corporation and fix their compensation and to make and sign contracts and agreements in the name of the Corporation. The President shall see that the books, statements and certificates required by the statutes under which this Corporation is organized or other laws applicable thereto are properly made and filed according to law.

Section 3.	VICE PRESIDENT
The Vice Presidents, in order of seniority and in the absence of the Chairman, the Vice Chairman and the President, shall preside at all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may from time to time be designated by the Board of Directors, the Chairman or the President.

Section 4.	TREASURER
The Treasurer shall receive and give or cause to be given receipts and acquittances for moneys paid in an account of the Corporation and advise the proper officers to pay out of the funds on hand all just debts of the Corporation of whatever nature upon maturity of the same; shall enter or cause to be entered in the books of the Corporation to be kept for that purpose full and accurate accounts of all moneys received and paid out on account of the Corporation, and, whenever required by the Chairman or the President, the Treasurer shall render a statement of accounts; and shall keep or cause to be kept such other books as will show a true record of the expenses, losses, gains, assets and liabilities of the Corporation.

Section 5.	SECRETARY
The Secretary shall, upon proper direction, give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by the Bylaws, and in case of the Secretary's absence, refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman, the Vice Chairman, the President or by the stockholders, upon whose requisition the meeting is called as provided in the Articles of Incorporation and in these Bylaws. The Secretary shall keep a record of all the proceedings of the meetings of the stockholders and of the directors in a book kept for that purpose. The Secretary shall have the custody of the seal of the Corporation and shall affix the same to instruments requiring it, when authorized by the directors, the Chairman, or the President and attest to the same. The Secretary shall perform all of the other duties incident to the office of Secretary and any other duties as may be assigned by the directors, the Chairman, or the President.

Section 6.	EXECUTION OF INSTRUMENTS
All deeds, mortgages, conveyances, and contracts relating to real property of the Corporation shall be signed on behalf of this Corporation by the President or one of its Vice Presidents and countersigned by its Secretary or one of its Assistant Secretaries. All stock certificates, and all notes, bonds, or other evidences of indebtedness (not including surety bonds) and all releases and assignments shall be signed by the President or any one of its Vice Presidents and countersigned by its Secretary or one of its Assistant Secretaries. Surety bonds may be executed on behalf of this Corporation by any one of its officers. All release of mortgage liens, liens, judgments, or other claims that are required by law to be made of record, shall be executed on behalf of the Corporation by the President, any one of its Vice Presidents or the Secretary or Treasurer of the Corporation.

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ARTICLE IV
CAPITAL STOCK

Section 1.	CERTIFICATES OF STOCK
Certificates of stock, numbered and with the seal of the Corporation affixed, signed by the President or any one of the Vice Presidents, and the Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by the stockholder in the Corporation. When such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar the signatures of such officers may be facsimiles. All such certificates shall bear the corporate seal or a facsimile thereof.

Section 2.	LOST OR DESTROYED CERTIFICATES
A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or the owner's legal representative, to give the Corporation a bond in such sum as the directors may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate.

Section 3.	TRANSFERS OF STOCK
The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer, and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

Section 4.	CLOSE STOCK TRANSFER BOOKS
The Board of Directors shall have the power to close the stock transfer books of the Corporation for a period not exceeding ~~fifty~~sixty(60) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding ~~fifty~~sixty(60) days in connection with obtaining the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding ~~fifty~~sixty(60) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders only as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.
ARTICLE V
SURETY BONDS AND UNDERTAKINGS

Section 1.	EXECUTION BY OFFICERS OF THE CORPORATION
The President, any one of the Vice Presidents, or an Assistant Vice President of Bonds shall have the power to bind the Corporation upon any and all policies of insurance, bonds, undertakings and other obligatory instruments by his or her signature and execution thereof attested by the signature of the Secretary or of an Assistant Secretary (which signatures, in lieu of an actual signature, may be a facsimile thereof and may be stamped, printed, or otherwise affixed thereto) and such execution of any such instrument shall be deemed to be the act of the Corporation.

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Section 2.	APPOINTMENT OF ATTORNEY IN FACT
The President, any one of the Vice Presidents, an Assistant Vice President of Bonds, or any other officer of the Corporation, may, from time to time, appoint by written certificates attorneys-in-fact to act in behalf of the Corporation in the execution of policies of insurance, bonds, undertakings and other obligatory instruments of like nature. The signature of any officer authorized hereby, and the corporate seal, may be affixed by facsimile to any power of attorney or special power of attorney or certificate of either authorized hereby; such signature and seal, when so used, being adopted by the Corporation as the original signature of such officer and the original seal of the Corporation, to be valid and binding upon the Corporation with the same force and effect as though manually affixed. Such attorneys-in-fact, subject to the limitations set forth in their respective certificates of authority shall have full power to bind the Corporation by their signature and execution of any such instruments and to attach the seal of the Corporation thereto. The President, any one of the Vice Presidents, an Assistant Vice President of Bonds, the Board of Directors or any other officer of the Corporation may at any time revoke all power and authority previously given to any attorney-in-fact.
ARTICLE VI
MISCELLANEOUS PROVISIONS

Section 1.	FISCAL YEAR
The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December in each and every year.

Section 2.	CHECKS, DRAFTS, ETC.
All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officers or officers' agents or agents of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors or as herein provided by these Bylaws.

Section 3.	NOTICE
Whenever any notice is required by these Bylaws to be given, personal notice is not meant unless expressly so stated; and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed postpaid wrapper, addressed to the person entitled thereto at the person's last known post office address, and such notice shall be deemed to have been given on the day of such mailing. Any notice required to be given under these Bylaws may be waived by the person entitled thereto. Stockholders not entitled to vote shall not be entitled to receive notice of any meeting except as otherwise provided by statute.

Section 4.	INDEMNIFICATION
a.Directors. The Corporation shall, to the fullest extent permitted by law, indemnify and hold harmless each director now or hereafter serving the Corporation or any of its subsidiaries, and if the directors adopt a Plan of Indemnification, the Corporation's indemnification arrangement shall be as described in that Plan. Such right of indemnification shall not be deemed exclusive of any other right to which a director may be entitled. In addition to any other indemnification permitted by law, the Corporation shall indemnify and hold harmless each director now or hereafter serving the Corporation or any of its subsidiaries for any action taken, or any failure to take any action, as a director, except liability for any of the following: (1) the amount of a financial benefit received by a director to which the director is not entitled; (2) an intentional infliction of harm on the corporation or the shareholders; (3) a violation of section 490.833 of the Iowa Business Corporation Act; or (4) an intentional violation of criminal law.
b.Officers. In addition to any other indemnification permitted by law, the Corporation shall indemnify and advance expenses to an officer of the Corporation who is a party to the proceeding because the person is an officer (1) to the same extent as to a director and (2) if the person is an officer but not a director, to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the Board of Directors, or contract, except for (a) liability in connection with a proceeding by or in the right of the Corporation other than for reasonable expenses incurred in connection with the proceeding or (b) liability arising out of conduct that constitutes (i) receipt by the officer of a financial benefit to which the officer is not entitled, (ii) an intentional infliction of harm on the corporation or the shareholders, or (iii) an intentional violation of criminal law.

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The provisions of the foregoing paragraph shall apply to an officer who is also a director if the basis on which the officer is made a party to a proceeding is an action taken or a failure to take an action solely as an officer.
c.Non-exclusivity. The indemnification provided to a person by this Section 4 shall not be deemed exclusive of any other rights to which such person may be entitled by law or under any articles of incorporation, by-law, agreement, vote of shareholders or directors, or otherwise.
d.Effect of Repeal or Amendment. No repeal or amendment of this Section 4 shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Section 5.	SEAL
This Corporation shall have a corporate seal upon which shall be inscribed “United Fire & Casualty Company, Cedar Rapids, Iowa, Corporate Seal”.

Section 6.	TRANSFER AGENT
The Board of Directors shall have the authority to appoint a Transfer Agent. The Transfer Agent shall have charge of the original stock books, transfer books and stock ledgers of the Corporation. The Transfer Agent shall tabulate and inspect the proxies and shall determine the eligibility of any stockholder to make or vote upon a minority nomination, subject to the oversight of the Corporate Secretary. If so directed by the Board of Directors, the Secretary shall act as transfer agent for the Corporation. In this event, a proxy committee appointed by the Chairman shall inspect the proxies and determine the eligibility of a stockholder to make or vote upon a minority nomination.

Section 7.	AMENDMENT
Except as otherwise provided in the Iowa Business Corporation Act or as otherwise provided by action of the shareholders of the Corporation, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors of the Corporation by a majority vote of the Directors present at the meeting.

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